The securities represented by this certificate have not been registered under either the Securities Act of 1933, as amended (the "1933 Act"), or applicable state securities laws. They may not be sold, offered for sale or transferred in the absence of an effective registration under the 1933 Act and the applicable state securities laws or an opinion of counsel satisfactory in form and substance to counsel for the Company that such transaction will not result in a prohibited transaction under the 1933 Act or the applicable state securities laws.

                                                                       PE-1

                                  WARRANT

               To Purchase 28,000,000 Shares of Common Stock
                                    of
                               Quantech Ltd.

THIS CERTIFIES THAT, for good and valuable consideration, The Perkin-Elmer Corporation ("PE") or its registered assigns is entitled to subscribe for and purchase from Quantech Ltd., a Minnesota corporation (the "Company"), at any time from and after the date hereof to and including December 16, 2002, Twenty-Eight Million (28,000,000) fully paid and nonassessable shares of the Common Stock of the Company at the Warrant Exercise Price (defined below), subject to the antidilution provisions of Section 5 of this
Warrant.   Reference is made to this Warrant in the Agreement executed by
PE and the Company dated December 16, 1997.

The "Warrant Exercise Price" shall be equal to 95% of the average of the last sale price of the Company's Common Stock for each of the 25 consecutive trading days immediately preceding the date of the first notice of exercise of this warrant provided to the Company by PE. The number of shares subject to this Warrant and, after the Warrant Exercise Price is established, the Warrant Exercise Price shall be proportionally adjusted to reflect any stock dividend or any subdivision or combination of shares effected by the Company subsequent to the date of issuance of this Warrant as provided in Section 5 herein.

The shares which may be acquired upon exercise of this Warrant are referred to herein as the "Warrant Shares." As used herein, the term "Holder" means PE, any party who acquires all or a part of this Warrant as a registered transferee of PE, or any record holder or holders of the Warrant Shares issued upon exercise, whether in whole or in part, of the Warrant. The term "Common Stock" means and includes the Company's presently authorized common stock, par value $.01 per share, together with any other equity securities that may be issued by the Company in connection therewith or in substitution therefore.

This Warrant is subject to the following provisions, terms and conditions:

1.  Exercise; Transferability.

(a) The rights represented by this Warrant may be exercised by the Holder hereof, in whole or in part (but not as to a fractional share of Common Stock), by written notice of exercise (in the form attached hereto) delivered to the Company at the principal office of the Company prior to the expiration of this Warrant and accompanied or preceded by the surrender of this Warrant along with payment of the Warrant Exercise Price for such shares.

(b) This Warrant is transferable in whole or in part, subject to applicable federal and state securities laws and regulations. This Warrant may not be sold, transferred, assigned, hypothecated or divided into two or more Warrants of smaller denominations, nor may any Warrant shares issued pursuant to exercise of this Warrant be transferred, except as provided in
Section 7 hereof.

2. Exchange and Replacement. Subject to Sections 1 and 7 hereof, this Warrant is exchangeable upon the surrender hereof by the Holder to the Company at its office for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of Warrant Shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of Warrant Shares (not to exceed the aggregate total number purchasable hereunder) as shall be designated by the Holder at the time of such surrender. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement. The Company shall pay all expenses, taxes (other than stock transfer taxes), and other charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 2.

3.  Issuance of the Warrant Shares.

(a) The Company agrees that the shares of Common Stock purchased hereby shall be and are deemed to be issued to the Holder as of the close of business on the date on which this Warrant shall have been exercised and the payment made for such Warrant Shares as aforesaid. Subject to the provisions of the next section, certificates for the Warrant Shares so purchased shall be delivered to the Holder within a reasonable time, not exceeding ten (10) days, after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the right to purchase the number of Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the Holder within such time. The Company shall pay all expenses, taxes (including stock transfer taxes), and other charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 3.

(b) Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificate for Warrant Shares upon exercise of this Warrant except in accordance with exemptions from the applicable securities registration requirements or registrations under applicable securities laws. Nothing herein, however, shall obligate the Company to effect registrations under federal or state securities laws, except as provided in Section 9. If registrations are not in effect and if exemptions are not available when the Holder seeks to exercise the Warrant, the Warrant exercise period will be extended, if need be, to prevent the Warrant from expiring, until such time as either registrations become effective or exemptions are available, and the Warrant shall then remain exercisable for a period of at least 30 calendar days from the date the Company delivers to the Holder written notice of the availability of such registrations or exemptions. The Holder agrees to execute such documents and make such representations, warranties, and agreements as may be reasonably required solely to comply with the exemptions relied upon by the Company, or the registrations made, for the issuance of the Warrant Shares.

4.  Covenants of the Company.

(a) The Company covenants and agrees that all Warrant Shares will, upon issuance, be duly authorized and issued, fully paid, nonassessable, and free from all taxes, liens, and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

(b) The Company covenants and agrees that during the term of this Warrant and for so long thereafter as may be required under any applicable law it will, at the same time and in the same manner, deliver to the Holders any and all communications that may otherwise be delivered to the holders of any other class of securities of the Company.

5. Antidilution Adjustments. The provisions of this Warrant are subject to adjustment as provided in this Section 5.

(a) After the determination of the Warrant Exercise Price, the Warrant Exercise Price shall be adjusted from time to time such that in case the Company shall hereafter:

         (i) pay any dividends on any class of stock of the Company payable in Common Stock or securities convertible into Common Stock;

         (ii) subdivide its then outstanding shares of Common Stock into a greater number of shares; or

        (iii) combine outstanding shares of Common Stock, by reclassification or otherwise;

then, in any such event, the Warrant Exercise Price in effect immediately prior to such event shall (until adjusted again pursuant hereto) be adjusted immediately after such event to a price (calculated to the nearest full cent) determined by dividing (a) the number of shares of Common Stock outstanding immediately prior to such event, multiplied by the then existing Warrant Exercise Price, by (b) the total number of shares of Common Stock outstanding immediately after such event (including in each case the maximum number of shares of Common Stock issuable in respect of any securities convertible into Common Stock), and the resulting quotient shall be the adjusted Warrant Exercise Price per share. An adjustment made pursuant to this Subsection shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this Subsection, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Board of Directors (whose determination shall be conclusive) shall determine in good faith the allocation of the adjusted Warrant Exercise Price between or among shares of such classes of capital stock or shares of Common Stock and other capital stock. All calculations under this Subsection shall be made to the nearest cent or to the nearest 1/100 of a share, as the case may be. In the event that at any time as a result of an adjustment made pursuant to this Subsection the holder of any Warrant thereafter surrendered for exercise shall become entitled to receive any shares of the Company other than shares of Common Stock, thereafter the Warrant Exercise Price of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in this Section.

(b) Prior to the date the Warrant Exercise Price is established, the number of Warrant Shares subject to this Warrant shall be proportionally adjusted to reflect any stock dividend or any subdivision or combination of shares effected by the Company. After the Warant Exercise Price is established and upon each adjustment of the Warrant Exercise Price pursuant to Section 5(a) above, the Holder of each Warrant shall thereafter (until another such adjustment) be entitled to purchase at the adjusted Warrant Exercise Price the number of shares, calculated to the nearest full share, obtained by multiplying the number of shares specified in such Warrant (as adjusted as a result of all adjustments in the Warrant Exercise Price in effect prior to such adjustment) by the Warrant Exercise Price in effect prior to such adjustment and dividing the product so obtained by the adjusted Warrant Exercise Price.

(c) In case of any consolidation or merger to which the Company is a party or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), there shall be no adjustment under Subsection (a) of this Section above but the Holder of each Warrant then outstanding shall have the right thereafter to convert such Warrant into the kind and amount of shares of stock and other securities and property which he would have owned or have been entitled to receive immediately after such consolidation, merger, statutory exchange, sale or conveyance had such Warrant been converted immediately prior to the effective date of such consolidation, merger, statutory exchange, sale or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section with respect to the rights and interests thereafter of any Holders of the Warrant, to the end that the provisions set forth in this Section shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock and other securities and property thereafter deliverable on the exercise of the Warrant. The provisions of this Subsection shall similarly apply to successive consolidations, mergers, statutory exchanges, sales or conveyances.

(d) Upon any adjustment of the Warrant Exercise Price, then and in each such case, the Company shall give written notice thereof, by first-class mail, postage prepaid, addressed to the Holder as shown on the books of the Company, which notice shall state the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares of Common Stock purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

6. No Voting Rights. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

7.Transfer of Warrant or Resale of the Warrant Shares.

(a) No Holder shall transfer or otherwise dispose of the Warrant or the Warrant Shares evidenced thereby except pursuant to (i) an effective registration statement under the 1933 Act, (ii) Rule 144 under the 1933 Act (or any similar rule under the Act relating to the disposition of securities), or (iii) an opinion of counsel, satisfactory to counsel for the Company (which approval will not be unreasonably withheld or delayed) that an exemption from registration under the 1933 Act is available for such transfer or other disposition. Notwithstanding the foregoing, an appropriate legend may be endorsed on this Warrant or the certificates for such Warrant Shares following such transfer or other disposition respecting restrictions upon transfer thereof necessary or advisable in the reasonable opinion of counsel to the Company to prevent further transfers which would be in violation of Section 5 of the 1933 Act and applicable state securities laws. In addition, the prospective transferee or purchaser shall execute such documents and make such representations, warranties, and agreements as may, in the reasonable opinion of counsel to the Company, be required solely to comply with the exemptions relied upon by the Company for such transfer or other disposition of the Warrant or Warrant Shares.

(b) If in the reasonable opinion of counsel to the Company, the proposed transfer or disposition of this Warrant or such Warrant Shares referred to in this Section 7 may not be effected without registration or qualification of this Warrant or such Warrant Shares, the Company shall promptly give written notice thereof to the Holder, and the Holder will limit its activities in respect to such as, in the reasonable opinion of such counsel, are permitted by law.

8. Fractional Shares. Fractional shares shall not be issued upon the exercise of this Warrant, but in any case where the holder would, except for the provisions of this Section, be entitled under the terms hereof to receive a fractional share, the Company shall, upon the exercise of this Warrant for the largest number of whole shares then called for, pay a sum in cash equal to the sum of (a) the excess, if any, of the Market Price of such fractional share over the proportional part of the Warrant Exercise Price represented by such fractional share, plus (b) the proportional part of the Warrant Exercise Price represented by such fractional share. For purposes of this Section, the term "Market Price" with respect to shares of Common Stock of any class or series means:

         (i) if the Company's Common Stock is traded on an exchange or is quoted on the NASDAQ National Market, then the average closing or last sale prices, respectively, reported for the ten (10) business days immediately preceding exercise of the Warrant,

        (ii) if the Company's Common Stock is not traded on an exchange or on the NASDAQ National Market but is traded on the NASDAQ SmallCap Market or other over-the-counter market, then the average closing bid and asked prices reported for the ten (10) business days immediately preceding the exercise of the Warrant, and

        (iii) if the Company's Common Stock is not traded on an exchange, the NASDAQ National Market, or the NASDAQ SmallCap Market or other over-the-counter market, then the price established in good faith by the Company's Board of Directors.

9.  Registration Rights.

(a) If prior to December 15, 2004 the Company proposes to register under the 1933 Act (except by a Form S-4 or Form S-8 Registration Statement or any successor forms thereto) or qualify for a public distribution under
Section 3(b) of the 1933 Act, any of its securities, it will give written notice to all Holders of this Warrant, any Warrants issued pursuant to
Section 2 and/or Section 3(a) hereof, and any Warrant Shares of its intention to do so and, on the written request of any such Holder given within twenty (20) days after receipt of any such notice (which request shall specify the interest in this Warrant or the Warrant Shares intended to be sold or disposed of by such Holder and describe the nature of any proposed sale or other disposition thereof), the Company will use its best efforts to cause all such Warrant Shares, the Holders of which shall have requested the registration or qualification thereof, to be included in such registration statement proposed to be filed by the Company; provided, however, that if a greater number of Warrant Shares is offered for participation in the proposed offering than in the reasonable opinion of the managing underwriter of the proposed offering can be accommodated without adversely affecting the proposed offering, then the amount of Warrant Shares proposed to be offered by such Holders for registration, as well as the number of securities of any other selling shareholders participating in the registration, shall be proportionately reduced to a number deemed satisfactory by the managing underwriter.

(b) Further, provided Form S-3, or such successor form as may be adopted is available, during the term of this Warrant and for a period of two years thereafter and for a maximum of three (3) times, upon request by the Holder or Holders of a majority in interest of the Warrant Shares represented by
(i) this Warrant, (ii) any Warrants issued pursuant to Section 2 and/or
Section 3(a) hereof, and (iii) any Warrant Shares issued upon exercise of
(i) or (ii) above, the Company will promptly take all necessary steps to register or qualify under the 1993 Act and the securities laws of such states as the holders may reasonably request this Warrant and such number of Warrant Shares issued and to be issued upon conversion of the Warrants requested by such Holders in their request to the Company. The Company shall keep effective and maintain any registration, qualification, notification, or approval specified in this Subsection (b) for such period as may be reasonably necessary for such Holder or Holders of such Warrants and/or such Warrant Shares to dispose thereof and from time to time shall amend or supplement the prospectus used in connection therewith to the extent necessary in order to comply with the applicable law.

(c) With respect to each inclusion of securities in a registration statement pursuant to this Section 9, the Company shall bear the following fees, costs, and expenses: all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company is required to bear such fees and disbursements), fees and disbursements of one counsel to the selling Holders (not to exceed $10,000), all internal expenses, the premiums and other costs of policies of insurance against liability arising out of the public offering, and legal fees and disbursements and other expenses of complying with state securities laws of any jurisdictions in which the securities to be offered are to be registered or qualified. Except as provided above, fees and disbursements of counsel and accountants for the selling Holders, underwriting discounts and commissions, and transfer taxes (except as provided in Section 3) for selling Holders and any other expenses of the selling Holders relating to the sale of securities by the selling Holders not expressly included above shall be borne by the selling Holders;

(d) The Company hereby indemnifies each of the Holders of this Warrant and of any Warrant Shares, and the officers and directors, if any, who control such Holders, within the meaning of Section 15 of the 1933 Act, against all losses, claims, damages, and liabilities caused by (1) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (and as amended or supplemented if the Company shall have furnished any amendments thereof or supplements thereto), any Preliminary Prospectus or any state securities law filings;
(2) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission contained in information furnished in writing to the Company by such Holder expressly for use therein; and each such Holder by its acceptance hereof severally agrees that it will indemnify and hold harmless the Company, each of its officers who signs such Registration

Statement, and each person, if any, who controls the Company, within the meaning of Section 15 of the 1933 Act, with respect to losses, claims, damages or liabilities which are caused by any untrue statement or omission contained in information furnished in writing to the Company by such Holder expressly for use therein.

10. Governing Law. This Warrant shall be governed and construed in accordance with the internal laws of the State of New York without regard to conflicts of laws principles thereof.


IN WITNESS WHEREOF, Quantech Ltd. has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated December 16, 1997.

                                   "Company"

                                   Quantech Ltd.


                                   By   /S/ GREGORY G. FREITAG
                                   Gregory G.  Freitag,
                                   Chief Financial Officer
                                   and Chief Operating Officer

To: Quantech Ltd.



NOTICE OF EXERCISE OF WARRANT --
                  To Be Executed by the Registered Holder
                     in Order to Exercise the Warrant


The undersigned hereby irrevocably elects to exercise the attached Warrant to purchase for cash, ---------------- of the shares issuable upon the exercise of such Warrant, and requests that certificates for such shares (together with a new Warrant to purchase the number of shares, if any, with respect to which this Warrant is not exercised) shall be issued in the name of


             --------------------------------
             (Print Name)


Please insert social security
or other identifying number
of registered holder of
certificate (                      )
             ----------------------

    Address:

             --------------------------------

             --------------------------------


Date:          , 19
      ---------          --------------------------------
                           Signature*




*The signature on the Notice of Exercise of Warrant must correspond to the name as written upon the face of the Warrant in every particular without alteration or enlargement or any change whatsoever. When signing on behalf of a corporation, partnership, trust or other entity, PLEASE indicate your position(s) and title(s) with such entity.

                              ASSIGNMENT FORM


To be signed only upon authorized transfer of Warrants.





FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers

unto                                                 the right to purchase
     -----------------------------------------------

the securities of Quantech Ltd.  to which the within Warrant relates and

appoints                     , attorney, to transfer said right on the
         --------------------

books of Quantech Ltd.  with full power of substitution in the premises.





Dated:
      ------------------


------------------------------------------
               (Signature)

               Address:

               -----------------------------------

               -----------------------------------